UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported)	October 10, 2018

THE PROCTER & GAMBLE COMPANY
(Exact name of registrant as specified in its charter)

Ohio	1-434	31-0411980
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Procter & Gamble Plaza, Cincinnati, Ohio	45202
(Address of principal executive offices)	Zip Code

(513) 983-1100	45202
(Registrant's telephone number, including area code)	Zip Code

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 7.01 REGULATION FD DISCLOSURE

As disclosed in its Annual Report on Form 10-K for the year ended June 30, 2018, The Procter and Gamble Company (“the Company”, “we”) adopted the Financial Accounting Standards Board (FASB) ASU 2017-07, “Compensation-Retirement Benefits: Improving the Presentation of Net Periodic Pension Cost and Net Periodic Postretirement Benefit Cost (Topic 715)” effective July 1, 2018. This informational Form 8-K provides revised historical Consolidated earnings information, along with selected financial information tables, for the three months ended June 30, March 31, December 31 and September 30 for the fiscal years ended 2018 and 2017, as well as for the fiscal years ended June 30, 2018 and June 30, 2017, reflecting the changes as described below.  This informational Form 8-K in no way revises or restates the previously filed Consolidated Statements of Comprehensive Income, Consolidated Balance Sheets, Consolidated Statements of Shareholders' Equity or Consolidated Statements of Cash Flows for the Company and consolidated subsidiaries for any period.

Fiscal Year 2018 and 2017 Changes
Topic 715 requires an entity to disaggregate the current service cost component from the other components of net defined benefit costs on the face of the income statement. It requires the service cost component to be presented with other current compensation costs for the related employees in the operating section of the income statement. Other components of net benefit costs are required to be presented outside of income from operations. The Company has adopted ASU 2017-07 retrospectively. As such, prior periods’ results have been revised to report the other components of net benefit costs, previously reported in Cost of products sold and Selling, general, and administrative expense (SG&A), within Other non-operating income/(expense), net. The other components of net benefit costs for the periods presented are a net credit/income. As a result, the movement of these components increases Cost of products sold and SG&A, with an offsetting benefit in Other non-operating income/(expense), net.

The above changes will be reflected in the consolidated financial statements beginning in the first quarter (July - September period) of fiscal year 2018-2019, starting with the Form 10-Q that will be issued for the three-month period ending September 30, 2018.  Reporting changes for the above items will be reflected for all historical periods presented.   In advance of the Form 10-Q filing, this document provides revised gross margin and operating income information for the Consolidated Earnings information for the three months ended June 30, March 31, December 31 and September 30 for the fiscal years ended 2018 and 2017, as well as for the fiscal years ended June 30, 2018 and June 30, 2017.

This 8-K is furnished pursuant to Item 7.01 “Regulation FD Disclosure.”

THE PROCTER & GAMBLE COMPANY AND SUBSIDIARIES
(Amounts in Millions Except Per Share Amounts)
Consolidated Earnings Information
	Fiscal Year Ended June 30, 2018		Fiscal Year Ended June 30, 2017
	As Reported	Revised	As Reported	Revised
NET SALES	$66,832	$66,832	$65,058	$65,058
COST OF PRODUCTS SOLD	34,268	34,432	32,535	32,638
GROSS PROFIT	32,564	32,400	32,523	32,420
SELLING, GENERAL AND ADMINISTRATIVE EXPENSE	18,853	19,037	18,568	18,654
OPERATING INCOME	13,711	13,363	13,955	13,766
INTEREST EXPENSE	506	506	465	465
INTEREST INCOME	247	247	171	171
OTHER NON-OPERATING INCOME/(EXPENSE), NET	(126)	222	(404)	(215)
EARNINGS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	13,326	13,326	13,257	13,257
INCOME TAXES	3,465	3,465	3,063	3,063
NET EARNINGS FROM CONTINUING OPERATIONS	9,861	9,861	10,194	10,194
NET EARNINGS FROM DISCONTINUED OPERATIONS	—	—	5,217	5,217
NET EARNINGS	9,861	9,861	15,411	15,411
LESS: NET EARNINGS ATTRIBUTABLE TO NONCONTROLLING INTERESTS	111	111	85	85
NET EARNINGS ATTRIBUTABLE TO PROCTER & GAMBLE	$9,750	$9,750	$15,326	$15,326

EFFECTIVE TAX RATE	26.0%	26.0%	23.1%	23.1%

BASIC NET EARNINGS PER COMMON SHARE:(1)
EARNINGS FROM CONTINUING OPERATIONS	$3.75	$3.75	$3.79	$3.79
EARNINGS FROM DISCONTINUED OPERATIONS	$—	$—	$2.01	$2.01
BASIC NET EARNINGS PER COMMON SHARE	$3.75	$3.75	$5.80	$5.80
DILUTED NET EARNINGS PER COMMON SHARE:(1)
EARNINGS FROM CONTINUING OPERATIONS	$3.67	$3.67	$3.69	$3.69
EARNINGS FROM DISCONTINUED OPERATIONS	$—	$—	$1.90	$1.90
DILUTED NET EARNINGS PER COMMON SHARE	$3.67	$3.67	$5.59	$5.59

DIVIDENDS PER COMMON SHARE	$2.7860	$2.7860	$2.6981	$2.6981
DILUTED WEIGHTED AVERAGE COMMON SHARES OUTSTANDING	2,656.7	2,656.7	2,740.4	2,740.4
(1) Basic net earnings per common share and Diluted net earnings per common share are calculated on Net earnings attributable to Procter & Gamble.

THE PROCTER & GAMBLE COMPANY AND SUBSIDIARIES
(Amounts in Millions Except Per Share Amounts)
Consolidated Earnings Information
	Three Months Ended June 30, 2018		Three Months Ended June 30, 2017
	As Reported	Revised	As Reported	Revised
NET SALES	$16,503	$16,503	$16,079	$16,079
COST OF PRODUCTS SOLD	9,029	9,070	8,299	8,325
GROSS PROFIT	7,474	7,433	7,780	7,754
SELLING, GENERAL AND ADMINISTRATIVE EXPENSE	4,797	4,846	4,831	4,854
OPERATING INCOME	2,677	2,587	2,949	2,900
INTEREST EXPENSE	136	136	116	116
INTEREST INCOME	63	63	48	48
OTHER NON-OPERATING INCOME/(EXPENSE), NET	(315)	(225)	46	95
EARNINGS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	2,289	2,289	2,927	2,927
INCOME TAXES	399	399	725	725
NET EARNINGS FROM CONTINUING OPERATIONS	1,890	1,890	2,202	2,202
NET EARNINGS FROM DISCONTINUED OPERATIONS	—	—	—	—
NET EARNINGS	1,890	1,890	2,202	2,202
LESS: NET EARNINGS ATTRIBUTABLE TO NONCONTROLLING INTERESTS	(1)	(1)	(13)	(13)
NET EARNINGS ATTRIBUTABLE TO PROCTER & GAMBLE	$1,891	$1,891	$2,215	$2,215

EFFECTIVE TAX RATE	17.4%	17.4%	24.8%	24.8%

BASIC NET EARNINGS PER COMMON SHARE:(1)
EARNINGS FROM CONTINUING OPERATIONS	$0.73	$0.73	$0.84	$0.84
EARNINGS FROM DISCONTINUED OPERATIONS	$—	$—	$—	$—
BASIC NET EARNINGS PER COMMON SHARE	$0.73	$0.73	$0.84	$0.84
DILUTED NET EARNINGS PER COMMON SHARE:(1)
EARNINGS FROM CONTINUING OPERATIONS	$0.72	$0.72	$0.82	$0.82
EARNINGS FROM DISCONTINUED OPERATIONS	$—	$—	$—	$—
DILUTED NET EARNINGS PER COMMON SHARE	$0.72	$0.72	$0.82	$0.82

DIVIDENDS PER COMMON SHARE	$0.7172	$0.7172	$0.6896	$0.6896
DILUTED WEIGHTED AVERAGE COMMON SHARES OUTSTANDING	2,620.9	2,620.9	2,695.6	2,695.6
(1) Basic net earnings per common share and Diluted net earnings per common share are calculated on Net earnings attributable to Procter & Gamble.

THE PROCTER & GAMBLE COMPANY AND SUBSIDIARIES
(Amounts in Millions Except Per Share Amounts)
Consolidated Earnings Information
	Three Months Ended March 31, 2018		Three Months Ended March 31, 2017
	As Reported	Revised	As Reported	Revised
NET SALES	$16,281	$16,281	$15,605	$15,605
COST OF PRODUCTS SOLD	8,343	8,384	7,836	7,862
GROSS PROFIT	7,938	7,897	7,769	7,743
SELLING, GENERAL AND ADMINISTRATIVE EXPENSE	4,642	4,688	4,409	4,432
OPERATING INCOME	3,296	3,209	3,360	3,311
INTEREST EXPENSE	133	133	96	96
INTEREST INCOME	69	69	46	46
OTHER NON-OPERATING INCOME, NET	21	108	26	75
EARNINGS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	3,253	3,253	3,336	3,336
INCOME TAXES	713	713	780	780
NET EARNINGS FROM CONTINUING OPERATIONS	2,540	2,540	2,556	2,556
NET EARNINGS FROM DISCONTINUED OPERATIONS	—	—	—	—
NET EARNINGS	2,540	2,540	2,556	2,556
LESS: NET EARNINGS ATTRIBUTABLE TO NONCONTROLLING INTERESTS	29	29	34	34
NET EARNINGS ATTRIBUTABLE TO PROCTER & GAMBLE	$2,511	$2,511	$2,522	$2,522

EFFECTIVE TAX RATE	21.9%	21.9%	23.4%	23.4%

BASIC NET EARNINGS PER COMMON SHARE:(1)
EARNINGS FROM CONTINUING OPERATIONS	$0.97	$0.97	$0.96	$0.96
EARNINGS FROM DISCONTINUED OPERATIONS	$—	$—	$—	$—
BASIC NET EARNINGS PER COMMON SHARE	$0.97	$0.97	$0.96	$0.96
DILUTED NET EARNINGS PER COMMON SHARE:(1)
EARNINGS FROM CONTINUING OPERATIONS	$0.95	$0.95	$0.93	$0.93
EARNINGS FROM DISCONTINUED OPERATIONS	$—	$—	$—	$—
DILUTED NET EARNINGS PER COMMON SHARE	$0.95	$0.95	$0.93	$0.93

DIVIDENDS PER COMMON SHARE	$0.6896	$0.6896	$0.6695	$0.6695
DILUTED WEIGHTED AVERAGE COMMON SHARES OUTSTANDING	2,645.6	2,645.6	2,705.5	2,705.5
(1) Basic net earnings per common share and Diluted net earnings per common share are calculated on Net earnings attributable to Procter & Gamble.

THE PROCTER & GAMBLE COMPANY AND SUBSIDIARIES
(Amounts in Millions Except Per Share Amounts)
Consolidated Earnings Information
	Three Months Ended December 31, 2017		Three Months Ended December 31, 2016
	As Reported	Revised	As Reported	Revised
NET SALES	$17,395	$17,395	$16,856	$16,856
COST OF PRODUCTS SOLD	8,667	8,709	8,298	8,323
GROSS PROFIT	8,728	8,686	8,558	8,533
SELLING, GENERAL AND ADMINISTRATIVE EXPENSE	4,725	4,767	4,683	4,706
OPERATING INCOME	4,003	3,919	3,875	3,827
INTEREST EXPENSE	122	122	122	122
INTEREST INCOME	66	66	42	42
OTHER NON-OPERATING INCOME/(EXPENSE), NET	86	170	(539)	(491)
EARNINGS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	4,033	4,033	3,256	3,256
INCOME TAXES	1,472	1,472	695	695
NET EARNINGS FROM CONTINUING OPERATIONS	2,561	2,561	2,561	2,561
NET EARNINGS FROM DISCONTINUED OPERATIONS	—	—	5,335	5,335
NET EARNINGS	2,561	2,561	7,896	7,896
LESS: NET EARNINGS ATTRIBUTABLE TO NONCONTROLLING INTERESTS	66	66	21	21
NET EARNINGS ATTRIBUTABLE TO PROCTER & GAMBLE	$2,495	$2,495	$7,875	$7,875

EFFECTIVE TAX RATE	36.5%	36.5%	21.3%	21.3%

BASIC NET EARNINGS PER COMMON SHARE:(1)
EARNINGS FROM CONTINUING OPERATIONS	$0.96	$0.96	$0.96	$0.96
EARNINGS FROM DISCONTINUED OPERATIONS	$—	$—	$2.05	$2.05
BASIC NET EARNINGS PER COMMON SHARE	$0.96	$0.96	$3.01	$3.01
DILUTED NET EARNINGS PER COMMON SHARE:(1)
EARNINGS FROM CONTINUING OPERATIONS	$0.93	$0.93	$0.93	$0.93
EARNINGS FROM DISCONTINUED OPERATIONS	$—	$—	$1.95	$1.95
DILUTED NET EARNINGS PER COMMON SHARE	$0.93	$0.93	$2.88	$2.88

DIVIDENDS PER COMMON SHARE	$0.6896	$0.6896	$0.6695	$0.6695
DILUTED WEIGHTED AVERAGE COMMON SHARES OUTSTANDING	2,669.6	2,669.6	2,737.6	2,737.6
(1) Basic net earnings per common share and Diluted net earnings per common share are calculated on Net earnings attributable to Procter & Gamble.

THE PROCTER & GAMBLE COMPANY AND SUBSIDIARIES
(Amounts in Millions Except Per Share Amounts)
Consolidated Earnings Information
	Three Months Ended September 30, 2017		Three Months Ended September 30, 2016
	As Reported	Revised	As Reported	Revised
NET SALES	$16,653	$16,653	$16,518	$16,518
COST OF PRODUCTS SOLD	8,229	8,269	8,102	8,128
GROSS PROFIT	8,424	8,384	8,416	8,390
SELLING, GENERAL AND ADMINISTRATIVE EXPENSE	4,689	4,736	4,645	4,662
OPERATING INCOME	3,735	3,648	3,771	3,728
INTEREST EXPENSE	115	115	131	131
INTEREST INCOME	49	49	35	35
OTHER NON-OPERATING INCOME, NET	82	169	63	106
EARNINGS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	3,751	3,751	3,738	3,738
INCOME TAXES	881	881	863	863
NET EARNINGS FROM CONTINUING OPERATIONS	2,870	2,870	2,875	2,875
NET EARNINGS/(LOSS) FROM DISCONTINUED OPERATIONS	—	—	(118)	(118)
NET EARNINGS	2,870	2,870	2,757	2,757
LESS: NET EARNINGS ATTRIBUTABLE TO NONCONTROLLING INTERESTS	17	17	43	43
NET EARNINGS ATTRIBUTABLE TO PROCTER & GAMBLE	$2,853	$2,853	$2,714	$2,714

EFFECTIVE TAX RATE	23.5%	23.5%	23.1%	23.1%

BASIC NET EARNINGS PER COMMON SHARE:(1)
EARNINGS FROM CONTINUING OPERATIONS	$1.09	$1.09	$1.03	$1.03
EARNINGS/(LOSS) FROM DISCONTINUED OPERATIONS	$—	$—	$(0.04)	$(0.04)
BASIC NET EARNINGS PER COMMON SHARE	$1.09	$1.09	$0.99	$0.99
DILUTED NET EARNINGS PER COMMON SHARE:(1)
EARNINGS FROM CONTINUING OPERATIONS	$1.06	$1.06	$1.00	$1.00
EARNINGS/(LOSS) FROM DISCONTINUED OPERATIONS	$—	$—	$(0.04)	$(0.04)
DILUTED NET EARNINGS PER COMMON SHARE	$1.06	$1.06	$0.96	$0.96

DIVIDENDS PER COMMON SHARE	$0.6896	$0.6896	$0.6695	$0.6695
DILUTED WEIGHTED AVERAGE COMMON SHARES OUTSTANDING	2,690.6	2,690.6	2,822.9	2,822.9
(1) Basic net earnings per common share and Diluted net earnings per common share are calculated on Net earnings attributable to Procter & Gamble.

Exhibit 1: Selected Revised Financial Information and Non-GAAP Measures
The following tables provide selected non-GAAP financial information revised for the impact of the adoption of ASU 2017-07, "Compensation-Retirement Benefits: Improving the Presentation of Net Periodic Pension Cost and Net Periodic Postretirement Benefit Cost" ("Retirement Benefits Accounting Change"). In accordance with the SEC's Regulation G, definitions of the non-GAAP measures presented with the selected revised financial information are provided below and the reconciliation to the most closely related revised GAAP measure are provided within the following tables.

The Core earnings from continuing operations measures included in the following reconciliation tables refer to the equivalent GAAP measures adjusted as applicable for the following items:
Incremental Restructuring: The Company has had and continues to have an ongoing level of restructuring activities. Such activities have resulted in ongoing annual restructuring related charges of approximately $250 - $500 million before tax. In 2012, the Company began a $10 billion strategic productivity and cost savings initiative that includes incremental restructuring activities. In 2017, we communicated details of an additional multi-year productivity and cost savings plan. This results in incremental restructuring charges to accelerate productivity efforts and cost savings. The adjustment to Core earnings includes only the restructuring costs above what we believe are the normal recurring level of restructuring costs.
Transitional Impacts of the U.S. Tax Act: In December 2017, the U.S. government enacted comprehensive tax legislation commonly referred to as the Tax Cuts and Jobs Act (the "U.S. Tax Act"). This resulted in a net charge of $602 million for the fiscal year 2018. The adjustment to Core earnings only includes this transitional impact. It does not include the ongoing impacts of the lower U.S. statutory rate on current year earnings.
Early debt extinguishment charges: In fiscal 2018 and 2017, the Company recorded after-tax charges of $243 million and $345 million, respectively, due to the early extinguishment of certain long-term debt.  These charges represent the difference between the reacquisition price and the par value of the debt extinguished.
We do not view the above items to be part of our sustainable results and their exclusion from Core earnings from continuing operations measures provides a more comparable measure of year-on-year results. These items are also excluded when evaluating senior management in determining their at-risk compensation.

Core operating profit margin: Core operating profit margin is a measure of the Company's operating margin adjusted for items as indicated. Management believes this non-GAAP measure provides a supplemental perspective to the Company’s operating efficiency over time.
Core gross margin: Core gross margin is a measure of the Company's gross margin adjusted for items as indicated. Management believes this non-GAAP measure provides a supplemental perspective to the Company’s operating efficiency over time.
Core selling, general and administrative (SG&A) expense as a percentage of net sales: Core SG&A expense as a percentage of net sales is a measure of the Company's selling, general and administrative expenses adjusted for items as indicated. Management believes this non-GAAP measure provides a supplemental perspective to the Company's operating efficiency over time.
Core EPS and currency-neutral Core EPS: Core earnings per share, or Core EPS, is a measure of the Company's diluted net earnings per share from continuing operations adjusted as indicated. Currency-neutral Core EPS is a measure of the Company's Core EPS excluding the incremental current year impact of foreign exchange. Management views these non-GAAP measures as a useful supplemental measure of Company performance over time. These measures are also used when evaluating senior management in determining their at-risk compensation.
Core Tax Rate: This is a measure of the Company's revised tax rate on continuing operations adjusted for items as indicated.

THE PROCTER & GAMBLE COMPANY AND SUBSIDIARIES (Amounts in Millions Except Per Share Amounts) Selected Financial Information & Non-GAAP Measures, Revised for the Retirement Benefits Accounting Change
Fiscal Year Ended June 30, 2018
	AS REVISED (GAAP)	INCREMENTAL RESTRUCTURING	TRANSITIONAL IMPACTS OF US TAX ACT	EARLY DEBT EXTINGUISHMENT	ROUNDING	NON-GAAP (CORE)
COST OF PRODUCTS SOLD	34,432	(724)	—	—	(1)	33,707
GROSS PROFIT	32,400	724	—	—	1	33,125
GROSS MARGIN	48.5%	1.1%	—%	—%	—%	49.6%
SELLING, GENERAL, & ADMINISTRATIVE EXPENSE	19,037	(1)	—	—	1	19,037
SELLING, GENERAL & ADMINISTRATIVE EXPENSE AS A % OF NET SALES	28.5%	—%	—%	—%	—%	28.5%
OPERATING INCOME	13,363	725	—	—	—	14,088
OPERATING PROFIT MARGIN	20.0%	1.1%	—%	—%	—%	21.1%
INCOME TAX ON CONTINUING OPERATIONS	3,465	129	(602)	103	—	3,095
NET EARNINGS ATTRIBUTABLE TO P&G	9,750	610	602	243	(1)	11,204
EFFECTIVE TAX RATE	26.0%	(0.4)%	(4.2)%	0.1%	—%	21.5%
						Core EPS:
DILUTED NET EARNINGS PER COMMON SHARE*	3.67	0.23	0.23	0.09	—	4.22
			LESS: CURRENCY IMPACT TO EARNINGS			(0.05)
				CURRENCY-NEUTRAL CORE EPS		4.17
DILUTED WEIGHTED AVERAGE COMMON SHARES OUTSTANDING	2,656.7
*Diluted net earnings per share are calculated on Net earnings attributable to Procter & Gamble.

FY 18 CHANGE VERSUS YEAR AGO
CORE GROSS MARGIN	(100)	BPS
CORE SELLING GENRAL & ADMINISTRATIVE EXPENSE AS A % OF NET SALES	(30)	BPS
CORE OPERATING PROFIT MARGIN	(70)	BPS
CORE EPS	8%
CURRENCY-NEUTRAL CORE EPS	6%

THE PROCTER & GAMBLE COMPANY AND SUBSIDIARIES (Amounts in Millions Except Per Share Amounts) Selected Financial Information & Non-GAAP Measures, Revised for the Retirement Benefits Accounting Change
Fiscal Year Ended June 30, 2017
	AS REVISED (GAAP)	DISCONTINUED OPERATIONS	INCREMENTAL RESTRUCTURING	EARLY DEBT EXTINGUISHMENT	ROUNDING	NON-GAAP (CORE)
COST OF PRODUCTS SOLD	32,638	—	(498)	—	—	32,140
GROSS PROFIT	32,420	—	498	—	—	32,918
GROSS MARGIN	49.8%	—%	0.8%	—%	—%	50.6%
SELLING, GENERAL, & ADMINISTRATIVE EXPENSE	18,654	—	107	—	—	18,761
SELLING, GENERAL & ADMINISTRATIVE EXPENSE AS A % OF NET SALES	28.7%	—%	0.2%	—%	(0.1)%	28.8%
OPERATING INCOME	13,766	—	391	—	—	14,157
OPERATING PROFIT MARGIN	21.2%	—%	0.6%	—%	—%	21.8%
INCOME TAX ON CONTINUING OPERATIONS	3,063	—	120	198	—	3,381
NET EARNINGS ATTRIBUTABLE TO P&G	15,326	(5,217)	279	345	(1)	10,732
EFFECTIVE TAX RATE	23.1%	—%	0.2%	0.5%	—%	23.8%
						Core EPS:
DILUTED NET EARNINGS PER COMMON SHARE*	5.59	(1.90)	0.10	0.13	—	3.92
DILUTED WEIGHTED AVERAGE COMMON SHARES OUTSTANDING	2,740.4
*Diluted net earnings per share are calculated on Net earnings attributable to Procter & Gamble.

THE PROCTER & GAMBLE COMPANY AND SUBSIDIARIES (Amounts in Millions Except Per Share Amounts) Selected Financial Information & Non-GAAP Measures, Revised for the Retirement Benefits Accounting Change
Three Months Ended June 30, 2018
	AS REVISED (GAAP)	INCREMENTAL RESTRUCTURING	TRANSITIONAL IMPACTS OF US TAX ACT	EARLY DEBT EXTINGUISHMENT	ROUNDING	NON-GAAP (CORE)
COST OF PRODUCTS SOLD	9,070	(428)	—	—	(1)	8,641
GROSS PROFIT	7,433	428	—	—	1	7,862
GROSS MARGIN	45.0%	2.6%	—%	—%	—%	47.6%
SELLING, GENERAL, & ADMINISTRATIVE EXPENSE	4,846	(3)	—	—	2	4,845
SELLING, GENERAL & ADMINISTRATIVE EXPENSE AS A % OF NET SALES	29.4%	—%	—%	—%	—%	29.4%
OPERATING INCOME	2,587	431	—	—	(1)	3,017
OPERATING PROFIT MARGIN	15.7%	2.6%	—%	—%	—%	18.3%
INCOME TAX ON CONTINUING OPERATIONS	399	66	48	103	1	617
NET EARNINGS ATTRIBUTABLE TO P&G	1,891	368	(48)	243	(1)	2,453
EFFECTIVE TAX RATE	17.4%	(0.4)%	1.6%	1.4%	0.1%	20.1%
						Core EPS:
DILUTED NET EARNINGS PER COMMON SHARE*	0.72	0.14	(0.02)	0.09	0.01	0.94
			LESS: CURRENCY IMPACT TO EARNINGS			0.01
				CURRENCY-NEUTRAL CORE EPS		0.95
DILUTED WEIGHTED AVERAGE COMMON SHARES OUTSTANDING	2,620.9
*Diluted net earnings per share are calculated on Net earnings attributable to Procter & Gamble.

FY 18 CHANGE VERSUS YEAR AGO
CORE GROSS MARGIN	(150)	BPS
CORE SELLING GENRAL & ADMINISTRATIVE EXPENSE AS A % OF NET SALES	(90)	BPS
CORE OPERATING PROFIT MARGIN	(50)	BPS
CORE EPS	11%
CURRENCY-NEUTRAL CORE EPS	12%

THE PROCTER & GAMBLE COMPANY AND SUBSIDIARIES (Amounts in Millions Except Per Share Amounts) Selected Financial Information & Non-GAAP Measures, Revised for the Retirement Benefits Accounting Change
Three Months Ended June 30, 2017
	AS REVISED (GAAP)	INCREMENTAL RESTRUCTURING	ROUNDING	NON-GAAP (CORE)
COST OF PRODUCTS SOLD	8,325	(146)	(1)	8,178
GROSS PROFIT	7,754	146	1	7,901
GROSS MARGIN	48.2%	0.9%	—%	49.1%
SELLING, GENERAL, & ADMINISTRATIVE EXPENSE	4,854	20	1	4,875
SELLING, GENERAL & ADMINISTRATIVE EXPENSE AS A % OF NET SALES	30.2%	0.1%	—%	30.3%
OPERATING INCOME	2,900	126	—	3,026
OPERATING PROFIT MARGIN	18.0%	0.8%	—%	18.8%
INCOME TAX ON CONTINUING OPERATIONS	725	63	1	789
NET EARNINGS ATTRIBUTABLE TO P&G	2,215	65	(1)	2,279
EFFECTIVE TAX RATE	24.8%	1.0%	—%	25.8%
				Core EPS:
DILUTED NET EARNINGS PER COMMON SHARE*	0.82	0.02	0.01	0.85
DILUTED WEIGHTED AVERAGE COMMON SHARES OUTSTANDING	2,695.6
*Diluted net earnings per share are calculated on Net earnings attributable to Procter & Gamble.

THE PROCTER & GAMBLE COMPANY AND SUBSIDIARIES (Amounts in Millions Except Per Share Amounts) Selected Financial Information & Non-GAAP Measures, Revised for the Retirement Benefits Accounting Change
Three Months Ended March 31, 2018
	AS REVISED (GAAP)	INCREMENTAL RESTRUCTURING	TRANSITIONAL IMPACTS OF US TAX ACT	ROUNDING	NON-GAAP (CORE)
COST OF PRODUCTS SOLD	8,384	(110)	—	(1)	8,273
GROSS PROFIT	7,897	110	—	1	8,008
GROSS MARGIN	48.5%	0.7%	—%	—%	49.2%
SELLING, GENERAL, & ADMINISTRATIVE EXPENSE	4,688	(24)	—	—	4,664
SELLING, GENERAL & ADMINISTRATIVE EXPENSE AS A % OF NET SALES	28.8%	(0.1)%	—%	(0.1)%	28.6%
OPERATING INCOME	3,209	134	—	1	3,344
OPERATING PROFIT MARGIN	19.7%	0.8%	—%	—%	20.5%
INCOME TAX ON CONTINUING OPERATIONS	713	22	(22)	(1)	712
NET EARNINGS ATTRIBUTABLE TO P&G	2,511	116	22	—	2,649
EFFECTIVE TAX RATE	21.9%	(0.2)%	(0.7)%	—%	21%
					Core EPS:
DILUTED NET EARNINGS PER COMMON SHARE*	0.95	0.04	0.01	—	1.00
		LESS: CURRENCY IMPACT TO EARNINGS			(0.03)
			CURRENCY-NEUTRAL CORE EPS		0.97
DILUTED WEIGHTED AVERAGE COMMON SHARES OUTSTANDING	2,645.6
*Diluted net earnings per share are calculated on Net earnings attributable to Procter & Gamble.

FY 18 CHANGE VERSUS YEAR AGO
CORE GROSS MARGIN	(110)	BPS
CORE SELLING GENRAL & ADMINISTRATIVE EXPENSE AS A % OF NET SALES	10	BPS
CORE OPERATING PROFIT MARGIN	(130)	BPS
CORE EPS	4%
CURRENCY-NEUTRAL CORE EPS	1%

THE PROCTER & GAMBLE COMPANY AND SUBSIDIARIES (Amounts in Millions Except Per Share Amounts) Selected Financial Information & Non-GAAP Measures, Revised for the Retirement Benefits Accounting Change
Three Months Ended March 31, 2017
	AS REVISED (GAAP)	INCREMENTAL RESTRUCTURING	ROUNDING	NON-GAAP (CORE)
COST OF PRODUCTS SOLD	7,862	(113)	1	7,750
GROSS PROFIT	7,743	113	(1)	7,855
GROSS MARGIN	49.6%	0.7%	—%	50.3%
SELLING, GENERAL, & ADMINISTRATIVE EXPENSE	4,432	24	(1)	4,455
SELLING, GENERAL & ADMINISTRATIVE EXPENSE AS A % OF NET SALES	28.4%	0.2%	(0.1)%	28.5%
OPERATING INCOME	3,311	89	—	3,400
OPERATING PROFIT MARGIN	21.2%	0.6%	—%	21.8%
INCOME TAX ON CONTINUING OPERATIONS	780	21	(1)	800
NET EARNINGS ATTRIBUTABLE TO P&G	2,522	70	—	2,592
EFFECTIVE TAX RATE	23.4%	—%	—%	23.4%
				Core EPS:
DILUTED NET EARNINGS PER COMMON SHARE*	0.93	0.03	—	0.96
DILUTED WEIGHTED AVERAGE COMMON SHARES OUTSTANDING	2,705.5
*Diluted net earnings per share are calculated on Net earnings attributable to Procter & Gamble.

THE PROCTER & GAMBLE COMPANY AND SUBSIDIARIES (Amounts in Millions Except Per Share Amounts) Selected Financial Information & Non-GAAP Measures, Revised for the Retirement Benefits Accounting Change
Three Months Ended December 31, 2017
	AS REVISED (GAAP)	INCREMENTAL RESTRUCTURING	TRANSITIONAL IMPACTS OF US TAX ACT	ROUNDING	NON-GAAP (CORE)
COST OF PRODUCTS SOLD	8,709	(86)	—	1	8,624
GROSS PROFIT	8,686	86	—	(1)	8,771
GROSS MARGIN	49.9%	0.5%	—%	—%	50.4%
SELLING, GENERAL, & ADMINISTRATIVE EXPENSE	4,767	19	—	(1)	4,785
SELLING, GENERAL & ADMINISTRATIVE EXPENSE AS A % OF NET SALES	27.4%	0.1%	—%	—%	27.5%
OPERATING INCOME	3,919	67	—	—	3,986
OPERATING PROFIT MARGIN	22.5%	0.4%	—%	—%	22.9%
INCOME TAX ON CONTINUING OPERATIONS	1,472	21	(628)	—	865
NET EARNINGS ATTRIBUTABLE TO P&G	2,495	51	628	—	3,174
EFFECTIVE TAX RATE	36.5%	(0.1)%	(15.3)%	—%	21.1%
					Core EPS:
DILUTED NET EARNINGS PER COMMON SHARE*	0.93	0.02	0.24	—	1.19
		LESS: CURRENCY IMPACT TO EARNINGS			(0.04)
			CURRENCY-NEUTRAL CORE EPS		1.15
DILUTED WEIGHTED AVERAGE COMMON SHARES OUTSTANDING	2,669.6
*Diluted net earnings per share are calculated on Net earnings attributable to Procter & Gamble.

FY 18 CHANGE VERSUS YEAR AGO
CORE GROSS MARGIN	(100)	BPS
CORE SELLING GENRAL & ADMINISTRATIVE EXPENSE AS A % OF NET SALES	(70)	BPS
CORE OPERATING PROFIT MARGIN	(30)	BPS
CORE EPS	10%
CURRENCY-NEUTRAL CORE EPS	6%

THE PROCTER & GAMBLE COMPANY AND SUBSIDIARIES (Amounts in Millions Except Per Share Amounts) Selected Financial Information & Non-GAAP Measures, Revised for the Retirement Benefits Accounting Change
Three Months Ended December 31, 2016
	AS REVISED (GAAP)	DISCONTINUED OPERATIONS	INCREMENTAL RESTRUCTURING	EARLY DEBT EXTINGUISHMENT	ROUNDING	NON-GAAP (CORE)
COST OF PRODUCTS SOLD	8,323	—	(128)	—	—	8,195
GROSS PROFIT	8,533	—	128	—	—	8,661
GROSS MARGIN	50.6%	—%	0.8%	—%	—%	51.4%
SELLING, GENERAL, & ADMINISTRATIVE EXPENSE	4,706	—	38	—	1	4,745
SELLING, GENERAL & ADMINISTRATIVE EXPENSE AS A % OF NET SALES	27.9%	—%	0.2%	—%	0.1%	28.2%
OPERATING INCOME	3,827	—	90	—	(1)	3,916
OPERATING PROFIT MARGIN	22.7%	—%	0.5%	—%	—%	23.2%
INCOME TAX ON CONTINUING OPERATIONS	695	—	21	198	(1)	913
NET EARNINGS ATTRIBUTABLE TO P&G	7,875	(5,335)	71	345		2,956
EFFECTIVE TAX RATE	21.3%	—%	—%	2.2%	—%	23.5%
						Core EPS:
DILUTED NET EARNINGS PER COMMON SHARE*	2.88	(1.95)	0.03	0.13	(0.01)	1.08
DILUTED WEIGHTED AVERAGE COMMON SHARES OUTSTANDING	2,737.6
*Diluted net earnings per share are calculated on Net earnings attributable to Procter & Gamble.

THE PROCTER & GAMBLE COMPANY AND SUBSIDIARIES (Amounts in Millions Except Per Share Amounts) Selected Financial Information & Non-GAAP Measures, Revised for the Retirement Benefits Accounting Change
Three Months Ended September 30, 2017
	AS REVISED (GAAP)	INCREMENTAL RESTRUCTURING	ROUNDING	NON-GAAP (CORE)
COST OF PRODUCTS SOLD	8,269	(100)	—	8,169
GROSS PROFIT	8,384	100	—	8,484
GROSS MARGIN	50.3%	0.6%	—%	50.9%
SELLING, GENERAL, & ADMINISTRATIVE EXPENSE	4,736	7	—	4,743
SELLING, GENERAL & ADMINISTRATIVE EXPENSE AS A % OF NET SALES	28.4%	—%	0.1%	28.5%
OPERATING INCOME	3,648	93	—	3,741
OPERATING PROFIT MARGIN	21.9%	0.6%	—%	22.5%
INCOME TAX ON CONTINUING OPERATIONS	881	20	—	901
NET EARNINGS ATTRIBUTABLE TO P&G	2,853	75	—	2,928
EFFECTIVE TAX RATE	23.5%	(0.1)%	—%	23.4%
				Core EPS:
DILUTED NET EARNINGS PER COMMON SHARE*	1.06	0.03	—	1.09
	LESS: CURRENCY IMPACT TO EARNINGS			—
		CURRENCY-NEUTRAL CORE EPS		1.09
DILUTED WEIGHTED AVERAGE COMMON SHARES OUTSTANDING	2,690.6
*Diluted net earnings per share are calculated on Net earnings attributable to Procter & Gamble.

FY 18 CHANGE VERSUS YEAR AGO
CORE GROSS MARGIN	(60)	BPS
CORE SELLING GENRAL & ADMINISTRATIVE EXPENSE AS A % OF NET SALES	10	BPS
CORE OPERATING PROFIT MARGIN	(60)	BPS
CORE EPS	6%
CURRENCY-NEUTRAL CORE EPS	6%

THE PROCTER & GAMBLE COMPANY AND SUBSIDIARIES (Amounts in Millions Except Per Share Amounts) Selected Financial Information & Non-GAAP Measures, Revised for the Retirement Benefits Accounting Change
Three Months Ended September 30, 2016
	AS REVISED (GAAP)	DISCONTINUED OPERATIONS	INCREMENTAL RESTRUCTURING	ROUNDING	NON-GAAP (CORE)
COST OF PRODUCTS SOLD	8,128	—	(111)	—	8,017
GROSS PROFIT	8,390	—	111	—	8,501
GROSS MARGIN	50.8%	—%	0.7%	—%	51.5%
SELLING, GENERAL, & ADMINISTRATIVE EXPENSE	4,662	—	25	(1)	4,686
SELLING, GENERAL & ADMINISTRATIVE EXPENSE AS A % OF NET SALES	28.2%	—%	0.2%	—%	28.4%
OPERATING INCOME	3,728	—	86	1	3,815
OPERATING PROFIT MARGIN	22.6%	—%	0.5%	—%	23.1%
INCOME TAX ON CONTINUING OPERATIONS	863	—	15	1	879
NET EARNINGS ATTRIBUTABLE TO P&G	2,714	118	73	—	2,905
EFFECTIVE TAX RATE	23.1%	—%	(0.1)%	—%	23%
					Core EPS:
DILUTED NET EARNINGS PER COMMON SHARE FROM CONTINUING OPERATIONS*	0.96	0.04	0.03	—	1.03
DILUTED WEIGHTED AVERAGE COMMON SHARES OUTSTANDING	2,822.9
*Diluted net earnings per share are calculated on Net earnings attributable to Procter & Gamble.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PROCTER & GAMBLE COMPANY
BY:	/s/ Sandra T. Lane
Sandra T. Lane, Assistant Secretary
October 10, 2018